Exhibit 99.1

Air Lease Corporation 2016 Investor Day May 19, 2016

Forward Looking Statements & Non-GAAP Measures Statements in this presentation that are not historical facts are hereby identified as “forward-looking statements,” including any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance that are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. We wish to caution you that our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors, including the following: Our inability to obtain additional financing on favorable terms, if required, to complete the acquisition of sufficient aircraft as currently contemplated or to fund the operations and growth of our business; Our inability to obtain refinancing prior to the time our respective debts mature; Impaired financial condition and liquidity of our lessees; Deterioration of economic conditions, generally, and especially in the commercial aviation industry; Increased maintenance, operating or other expenses or changes in the timing thereof; Changes in law and the regulatory environment, and in government fiscal and monetary policies, domestic and foreign; Our inability to effectively deploy the net proceeds from our capital raising activities; and Potential natural disasters, terrorist attacks and the risk of loss of aircraft and the amount of our insurance coverage, if any, relating thereto. 2 We also refer you to the documents the Company files from time to time with the Securities and Exchange Commission (“SEC”), specifically the Company’s most recent Annual Report on Form 10-K, which contains and identifies important factors that could cause the actual results for the Company on a consolidated basis to differ materially from expectations. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. If any such risks or uncertainties develop, our business, results of operation and financial condition could be adversely affected. You may obtain copies of the Company’s most recent Annual Report on Form 10-K and the other documents it files with the SEC for free by visiting EDGAR on the SEC website at www.sec.gov. This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any of the Company’s securities. Any offering of the Company’s securities may be made only by means of a prospectus and related prospectus supplement. In addition to financial results prepared in accordance with U.S. generally accepted accounting principles, or GAAP, this presentation contains certain non-GAAP financial measures. Management believes that in addition to using GAAP results in evaluating our business, it can also be useful to measure results using certain non-GAAP financial measures. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with their most direct comparable GAAP financial results set forth in the Appendix section.

Executive Summary

ALC is one of the premier aircraft lessors in the marketplace One of the world’s largest customers for new commercial jet aircraft Globally diversified customer base Positive long term industry fundamentals for growth and replacement of aging aircraft Strong funding profile and credit metrics Two investment grade credit ratings: S&P BBB- and Kroll A- Executive Summary 4

Experienced strong demand for aircraft placements Signed leases on 120 aircraft with 46 customers across 35 countries Maintained a portfolio of young aircraft (3.6 years) on long leases (7.2 years) with a stable lease yield Launched A330NEO and the A321LR NEO Active in the sales market, sold $785 million in aircraft Announced the sale of our fleet of ATR aircraft to Nordic Aviation Capital 2015 Highlights 5th consecutive year of record fleet, revenue, and profitability growth OWNED FLEET 240 aircraft +13% vs. 2014 MANAGED FLEET 29 aircraft +71% vs. 2014 5 ASSET UTILIZATION 100% CONTRACTED RENTS $20.9 BN +27% vs. 2014

Placed 85% of our order book on long-term leases for aircraft delivering through 2018 Maintained 100% utilization of our current fleet with only 10% of our leases due to expire over the next three years Through Q1, purchased 11 aircraft totaling $731.6 million Sold $221.5 million in aircraft, comprised of 12 aircraft during Q1 2016. We expect to complete the sale of our existing ATR fleet by Q3 Completed a $600 million offering of 3.375% senior unsecured notes due 2021 in April 2016 2016 Highlights Focused on continuing execution of our plan AIRCRAFT FLEET 239 owned 29 managed REVENUES $343.3 million +23% vs. Q1 2015 ADJ. NET INCOME MARGIN(1) 44.4% ADJ. DILUTED EPS(1) $1.38 +34% vs. Q1 2015 6 Data as of March 31, 2016 unless otherwise noted 1 Adjusted Net Income Margin and Adjusted Diluted EPS are non-GAAP financial measures. See appendix for reconciliations to their most directly comparable GAAP measures

Consistent Asset Growth ($ in billions) 102 Fleet Count: 155 193 213 Solid Balance Sheet growth has supported consistent revenue growth Assets have grown 2.5x since 2011 239 24% CAGR 2011 2012 2013 2014 2015 7 Q1 2016 240 2011 2012 2013 2014 2015 Q1 2016 $5.1 $7.3 $9.2 $10.7 $12.4 $12.8

Consistent Unencumbered Asset Growth ($ in billions) We have focused on financing the business on an unsecured basis We have grown our unencumbered assets1 to $11.1 billion, providing a solid foundation for our investment grade credit ratings 1 Comprised of unrestricted cash plus unencumbered flight equipment plus deposits on flight equipment purchases plus certain other assets 45% CAGR 8 2011 2012 2013 2014 2015 Q1 2016 2011 2012 2013 2014 2015 Q1 2016 $2.3 $4.3 $6.5 $8.6 $10.6 $11.1

Consistent Revenue Growth ($ in millions) The expansion of our fleet has driven consistent revenue growth and cash generation Portfolio lease rates have remained consistent during this period 38% CAGR 9 2011 2012 2013 2014 2015 Q1 2016 +23% Q1 2015 2011 2012 2013 2014 2015 Q1 2015 Q1 2016 $337 $656 $859 $1,050 $1,223 $278 $343

Consistent Adjusted Net Income Growth ($ in millions) 39.1 1.46 38.5 2.40 39.4 3.16 41.8 4.03 Reinvesting our earnings has built shareholders’ equity and strengthened our high quality balance sheet Adj. Margin (%): Adj. Diluted EPS ($): 44.4 1.38 40% CAGR 10 Adjusted Net Income, Adjusted Margin, and Adjusted Diluted EPS are non-GAAP financial measures. See appendix for reconciliations to their most directly comparable GAAP measures 41.7 4.64 2011 2012 2013 2014 2015 Q1 2016 Q1 2015 +34% 40.5 1.03 2011 2012 2013 2014 2015 Q1 2015 Q1 2016 $132 $253 $339 $439 $508 $113 $151

Consistent Adjusted Return on Equity1 Growth Consistent ROE expansion generated by the steady execution of our business strategy 23% CAGR 11 1 Calculated as the trailing twelve month Adjusted Net Income divided by return on average shareholders’ equity. See appendix for reconciliations to their most directly comparable GAAP measures 2011 2012 2013 2014 2015 Q1 2016 2011 2012 2013 2014 2015 Q1 2016 7.7% 11.2% 13.9% 16.6% 17.5% 18.5%

ALC continues to take advantage of a robust and diverse sales market for aircraft Buyers of our aircraft have included: Airlines Aircraft lessors Pensions funds and insurance companies Banks and financial institutions Since inception, ALC has sold 84 aircraft with sales proceeds of $2bn and gains of 8% In 2015, we sold 24 aircraft for proceeds of $785 mm We target $500mm-$600mm in annual sales (~5% of fleet) Due to strong aircraft demand, we have exceeded our aircraft sales targets for the last 2 years Aircraft Sales Activity 12

Blackbird Capital I Blackbird Capital I is ramping up, with nearly 60% of the funds committed to high quality aircraft purchases Managed by ALC and creates a source of management fee income based upon assets under management Blackbird is an opportunity fund to acquire aircraft assets incremental to ALC’s customer credit limits, while ALC remains the primary interface with the customer 12 year term allows for long dated management of aircraft assets and earnings power Credit positive providing a tool to manage leverage, concentrations, portfolio age, and an incremental funding source for ALC Template for building and supplementing ALC’s management business going forward We anticipate raising the funds for Blackbird Capital II later this year 13

Commonly Expressed Concerns

Concern	ALC's View[1]
Rising interest rates	~80% fixed rate debt Interest rate adjusters in the majority of our forward placed leases Lease rates will likely rise with interest rates
OEM production rates	Backlogs are at record levels Duopoly is rational
Decrease in widebody valuations	We saw significant demand for widebodies in 2015, resulting in significant placements on long leases World fleet of widebodies reaching retirement age
Impact of low oil prices on new aircraft	We are placed out 2.5 years on our order book Economic benefits other than fuel savings
Slowdown in Chinese aviation growth and aircraft demand	Our customers continue to perform well We see continued demand for aircraft Traffic growth is strong
Global airline health	Airline health remains strong

[1] Our views as of the date of this presentation, and we undertake no obligation to update these views

14

Capital Structure, Financing Strategy & Interest Rate Risk

1 Calculated as: (Net Flight Equipment – Undiscounted Minimum Lease Payments) / Equity, as of December 31, 2015 * Pro Forma for $600mm senior unsecured note offering which closed on April 11, 2016, including use of proceeds to repay amounts outstanding under revolving credit facility Capital Structure & Financing Strategy Target a debt to equity ratio of 2.5:1 Target a 80/20 fixed to floating rate debt ratio Target a 90/10 unsecured to secured debt ratio Target to a balanced debt maturity profile 1 16 Capitalization – March 31, 2016 (Pro Forma*) Capitalization - as of March 31, 2016 ($mm) % of capitalization Unrestricted cash $163 1% Total assets 12,783 115% Unsecured debt Senior notes 5,776 52% Revolving credit facility 999 9% Term financings 284 3% Convertible senior notes 200 2% Total unsecured debt 7,259 65% Secured debt Term financings 440 4% Warehouse facility 341 3% Export credit financing 57 1% Total secured debt 838 8% Less: debt discount (79) Total debt 8,018 72% Shareholder's equity 3,104 28% Total capitalization $11,122 100% Selected credit metrics Back up figures Gross Debt/Equity 2.58x Total assets $12,783 Contracted Cash Flows/Debt 115% Minimum lease rentals (12/31/2015) 8,864 Residual Fleet Value / Equity 65% Total debt (12/31/2015) 7,712 Secured Debt/Total Assets 6.6% Net book value of aircraft $10,813 Fixed Rate Debt/Debt 75% Residual Value risk 0.645384 Shareholder's equity 3,020 Residual value risk 2012

Improving Financing Metrics Fixed Rate vs. Floating Rate Indebtedness ($mm) Secured Debt / Total Assets 17 30% S&P Threshold for Investment Grade (lower is better) 30% 2011 2012 2013 2014 2015 77% 47% 39% 25% 21% 23% 53% 61% 75% 79% Fixed Floating 2011 2012 2013 2014 2015 35% 23% 17% 11% 7%

Expected Benefits of Unencumbered Assets and Low Leverage Unencumbered Assets Low Leverage Operational flexibility – Allows ALC to efficiently move aircraft across jurisdictions without the burden of secured liens No Lender Prepayments, Breakage & Swap Costs – When selling aircraft we are not constrained by the attached financing, allowing us to make the best decision for the aircraft Significant Credit Benefits – Having a large unencumbered asset base ($11.1Bn) is critical for our investment grade ratings and provides our unsecured creditors with a high quality base of asset Cape Town – As a lessor we have seen little benefit to Cape Town in practice Significant Credit Benefits – Our low leverage balance sheet is central to our investment grade strategy. Our 2.5:1 Debt to Equity target is significantly below rating agency IG thresholds, while still allowing us to generate attractive ROEs 18

Our financing strategy targets 80% fixed rate debt Our fixed rate date is typically funded in the bond market and is longer dated in nature Our floating rate debt is primarily comprised of 4 year bank debt, which is tied to 1 month LIBOR Our Revolving Credit Facility provides us with a significant level flexibility: Facilitates the opportunistic acquisition of aircraft Provides us with a substantial level of liquidity, which allows us to opportunistically access the capital markets A majority of our forward lease placements contain interest rate protections We have adjusters to increase the lease rate at delivery based upon a rise in interest rates How We Manage Rising Interest Rates 19

With only 20% of our target debt subject to floating rates, rising LIBOR has minimal impact on financial performance Interest Rates – Impact of Rising Interest Rates 20 Baseline Adjusted Net Income Margin Composite Interest Rate Adjusted Net Income Margin: Incremental Annual Interest 45.0% 44.74% 44.6% 44.4% 44.2% 43.9% 43.6% 43.3% 43.0% 3.48% 3.52% 3.54% 3.57% 3.62% 3.67% 3.72% 3.77% 3.82% - $7 - $4 - $2 $0 $4 $8 $12 $16 $20 -$10.0 -$5.0 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 -0.44% -0.25% -0.15% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% Incremental Interest Expense (Savings) ($mm) Change in 1 - Month LIBOR Rate

Interest Rates – Refinancing of Unrated Bonds 21 We anticipate further interest expense savings as we refinance the last of our unrated bonds $1.1 billion of 5.625% notes due in 2017 $400 million of 4.750% notes due in 2020 Assuming current financing levels this should help us to further expand our Returns on Equity 2016 2017 2018 2019 2020 2021 2022 2023 2024 $1,132 $400 $0 $1,000 $700 $500 $600 $0 $525 Unrated Bonds Investment Grade Bonds

Fleet comprised of young, high demand, technologically advanced aircraft fleet with an average age of 3.6 years Long remaining lease term of 7.2 years across fleet Diversified customer base of 88 airlines in 50 countries 100% asset utilization Minimal lease expirations over the next few years $8.9 billion contracted minimum future rentals on our existing fleet1 $12.0 billion committed rentals on our order book, for a total of $20.9 billion committed cash flows1 Debt : Equity ratio of 2.58 : 1 Conservative debt maturity schedule 75% fixed rate debt Highly profitable – 44.4% adjusted net income margin for Q1 2016 Strong cash flow coverage relative to debt outstanding at 115% Minimal residual fleet value exposure of 65% ALC Credit Highlights Conservative Capital Structure 4 22 Data as of March 31, 2016, unless otherwise noted 1 As of December 31, 2015 2 Pro Forma for $600mm senior unsecured note offering which closed on April 11, 2016 3 See appendix for details 4 Calculated as: (Net Flight Equipment – Undiscounted Minimum Lease Payments) / Equity. See appendix for details Strong Asset Base 3 A- Stable BBB- Positive Outlook

Minimal Modest Intermediate Significant Aggressive Highly Leveraged Excellent Strong Satisfactory Fair Weak Vulnerable S&P Improves ALC’s Financial Risk Designation Business Risk Financial Risk 23 On October 26, 2015, S&P improved ALC’s Financial Risk designation to intermediate alongside GATX and Ryder, making ALC the highest rated aircraft lessor by this metric according to S&P Source: Standard & Poor’s Ratings Services

Production Rates and Fleet Strategy

Airline passenger traffic is the ultimate underlying demand for our aircraft If passenger traffic is healthy, there will be demand for the broadly operated aircraft models in our fleet Resilient, Growing Market Expected to Continue RPKs (trillions) Gulf Crisis Asian Crisis WTC Attack SARS Financial Crisis 4 Recessions 2 Financial crises 2 Gulf wars 1 Oil shock 1 Near pandemic (SARS) 9/11 Attack Trend Source: Boeing and ICAO scheduled traffic (September 2015) & IATA Jan 2016 Note: RPKs = Revenue Passenger Kilometers 25 2x 2x 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

As a historical average, deliveries per year have represented ~7% of the installed fleet. Years with deliveries exceeding the historical average of approximately 7% have been followed by cyclical declines As the installed base increases and OEMs maintain discipline, deliveries for 2016 through 2020 are expected to represent 7% of the in-service fleet each year, leading to a dampening of the aircraft cycle Balanced Aircraft Production 26 Growth Replacement Annual deliveries Deliveries as % of fleet Source: Boeing analysis from ASCEND database, as of September 2015 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 0 200 400 600 800 1000 1200 1400 1600 1800 2000

Significant number of widebodies reaching retirement age over the next 18 years Widebody Replacement Demand Increasing A330 replacement demand 767/777-200 A340, Freighter replacement demand Majority of ALC widebody deliveries occur 27 Source: Boeing, March 2016 0 50 100 150 200 250 300 350 400 25+ 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Other 787 777 747 767 A380 A330 A340 A300

The broad installed operator base of our aircraft assets are the basis of our asset liquidity The lengthy manufacturer backlog increases the value of ALC’s order book ALC Invests in the Most Liquid Aircraft Types 8.4 years 8.7 years 4.9 years 2.2 years 6.5 years Backlog2 Operators1 333 482 37 66 63 A320 Family 737 Family A350 Family 777 Family 787 Family # Total In Service1 6,391 6,636 780* 1,292 1,138* 28 4.9 years 112 A330 Family 1,166 Source: 1 Ascend as of February 2016. 2 Airbus and Boeing published data 2016 (calculated as backlog divided by production rate). *In service and on order

Fleet Overview 239 owned aircraft and 29 managed aircraft $11.2 billion aggregate fleet net book value 3.6 years weighted average fleet age2 7.2 years weighted average remaining lease term2 $8.9 billion in contracted minimum rentals3 Diversified customer base with 88 airlines in 50 countries 1 As of March 31, 2016, except otherwise noted 2 Weighted average based on net book value of ALC’s owned fleet 3 As of December 31, 2015 4 Shown by net book value as of March 31, 2016 5 Shown by number of aircraft as of March 31, 2016 Region4 Manufacturers5 Aircraft Size5 29 Fleet Metrics1 Europe , 31% Asia (ex. China) , 22% China , 22% Middle East and Africa , 9% Latin America , 8% Pacific, Australia, New Zealand, 4% U.S. and Canada , 4% Boeing , 49% Airbus , 38% Embraer , 11% ATR , 3% Single - Aisle , 82% Twin - Aisle , 18%

Order Book Provides Flexible Growth and a Strategic Advantage We believe that the order book is a source of value and provides visibility into the future, allowing us to double in size in 5 years We believe that our coveted delivery positions give us a competitive advantage with current and potential customers ALC can exercise flexibility with delivery position commitments and timing We typically place aircraft 18-36 months prior to delivery and currently are 85% placed through 2018 Scheduled Aircraft Deliveries 46 Total Commitments 6 130 24 26 149 30 2016 2017 2018 2019 2020 10 14 17 27 26 1 5 5 5 2 4 2 8 9 9 8 18 32 4 2 3 3 7 7 6 27 30 41 59 77 Boeing 787 - 9/10 Boeing 777 - 300ER Boeing 737 Family Airbus A350 - 900 Airbus A330 Family Airbus A320 Family

The Oil Debate

Oil will Continue to be Large Portion of Airline Costs Jan 2016 Dec 2014 Jul 2012 Shifting Airline Costs Fuel remains the largest component of an airlines’ cost structure 32 Source: IBA, February 2016 35% 14% 16% 11% 24% 43% 11% 15% 8% 23% Fuel Maintenance Rentals Employee Benefits & Expenses Other 47% 10% 15% 9% 19%

New Generation Aircraft Burn Less Fuel 20 25 30 35 40 45 50 55 1965 1970 1975 1980 1985 1990 1995 2000 DC9-30 737-200 727-200A MD82 737-300 F100 737-400 2005 2010 Fuel burn per seat (kg) 737-700 A319 737-800 A320 2015 Tomorrow’s 125 seaters Tomorrow’s 150 seaters Over the years: Technology advancement has led to significant fuel burn reductions Fuel burn per seat evolution (100-150 seat market) Source: Airbus 33

Fuel and Maintenance, Though Significant, are Easily Overlooked Flying old aircraft has one advantage: Ultra-low ownership costs Old New Costs Acquisition only Acquisition But flying old aircraft leads to higher operating costs, primarily: Fuel Maintenance Costs Old New Acquisition + operating Operating Acquisition Very important: To see the bigger picture Source: Airbus 34

The Evolution of Maintenance Cost with Age Honeymoon Mature Ageing Aircraft age (years) +17% +33% +50% Example direct maintenance costs, or DMCs, in $US per flight hour, or FH Honeymoon period: very low with fast-rising DMCs Mature period: stabilized DMCs Ageing period: fast-rising DMCs New aircraft: 50% lower maintenance costs than ageing aircraft Dates for change of period and relative positioning depend on aircraft type and generation Source: Airbus 35 0 200 400 600 800 1000 1200 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30

The Evolution of Maintenance Cost with Age by Generation Honeymoon Mature Ageing Example DMCs in $US per FH Aircraft age (years) New aircraft: 20% lower maintenance costs than older generation aircraft Dates for change of period and relative positioning depend on aircraft type and generation Older generation Newer generation Mature period can be extended for newer generation Honeymoon period: very low with fast-rising DMCs Mature period: stabilized DMCs Ageing period: fast-rising DMCs Source: Airbus 36 0 200 400 600 800 1000 1200 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30

Reliability Has a Huge Impact on Costs Poor reliability may lead to: Unscheduled maintenance costs Unscheduled repair tasks Priority purchase of spare parts Dependence on third-party actors MROs & spares centres Airlines, sometimes competitors Necessity to extend spares pool access Higher costs due to bigger stock Lose one aircraft to transform it into a spares centre Unscheduled compensation costs to passengers A degraded passenger perception Traffic switches to competitors Poor reliability: reduces carrier’s independence; drives costs up and market-share down 37

New Generation Aircraft Have More Range and Revenue Capability Typical range to/from New York City Range capability: New generation aircraft can help change or develop a carrier’s strategy 38 Source: Airbus

Value of Low Noise – A320neo vs A320ceo noise charges at London Heathrow, or LHR A320neo vs A320ceo: Significant monthly savings QC0 at LHR -$0.9k -$1.4k -$2.5k $55,000 - $85,000 per month saving $85,000 - $150,000 per month saving Based on current noise charges and assuming 730 landings/year (2 landings per day, 365 days per year) Present Value (PV) over 15 years, 10% discount rate, 3% cost escalation rate, ref year 2015 39 0 500 1,000 1,500 2,000 2,500 3,000 A320ceo CFM A320ceo IAE A320neo Current LHR noise charge ($/landing) - $1.4k 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 A320ceo CFM A320ceo IAE A320neo 2017 LHR noise charge ($/landing)

Environment = The Next Big Issue 40

Innovation: Improving revenue generation by optimizing seat count New Aircraft Enablers for More Revenue 41 Slim-line seats Smart-Lav New lavatory design Space-Flex New rear galley configuration Airbus Cabin-Flex A321neo new door configuration New Doors rating Increased Exit Limit Source: Airbus

The Value of Extra Seats – 15 Year Present Value 42 1 5 10 15 7 cents 1.4m 6.8m 13.7m 20.6m 10 cents 1.9m 9.8m 19.6m 29.4m 13 cents 2.5m 12.7m 25.5m 38.3m Extra seats sold Yield Cents / RPK High Density: +4 seats on A319ceo/neo +9 seats on A320ceo/neo +10 seats on A321ceo (+20 on A321neo) Source: Airbus

China

China’s Aviation Growth is Expected to Remain Strong Year-over-year growth rate in % Real GDP growth slowdown as the economy shifts from export to consumption However passenger traffic remains strong Proliferation of regional air travel is expected to result in higher volumes – air travel becoming more accessible to the broader population 44 Source: IHS, CAAC, Boeing 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% Q3-2011 Q4-2011 Q1-2012 Q2-2012 Q3-2012 Q4-2012 Q1-2013 Q2-2013 Q3-2013 Q4-2013 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Q2-2015 Q3-2015 Q4-2015 Q1-2016 Passenger Traffic Real GDP

25-40 additional airports are expected in China by 2020, and many will be in developing regions west of the eastern seaboard of the country A growing aviation industry remains a key strategic goal of the government China – Airport Congestion is Leading to the Expansion and Construction of New Airports 45 Source: Boeing Civil Airports in 2006 147 New airports to be built in 11th 5-year plan 45 New airports to be built 2011-2020 52 Total 244

China – Direction of China’s Demographics Results in Secular Air Travel Growth China’s middle class - generally accepted figure is 209mm people in 2015 and is projected to grow to 470mm by 2020 and 520mm by 2025 2014 real GDP per capita (2010 $US thousands at Purchasing Power Parity) PRC (2014) 0.30 trips per capita North America 1.63 trips per capita Europe 1.21 trips per capita 2014 trips per capita PRC (2034) 1.09 trips per capita Source: Boeing 46 0.00 0.01 0.10 1.00 10.00 100.00 0 20 40 60 80 100

2015 Operating Statistics Lessee Headquarters Total Fleet Size FY 2014 Passengers Carried (000s) YoY RPK Traffic Growth YoY ASK Capacity Growth Passenger Load Factor China Southern Guangzhou 638 100,919 14% 12% 80.4% Air China Beijing 574 83,010 11% 11% 79.9% China Eastern Shanghai 520 83,811 15% 13% 80.5% ALC’s China Customer Base 80% of ALC’s China exposure is with the 3 major Chinese airline groups: Air China, China Eastern and China Southern These are some of the largest airlines in the world and we believe that they are critical to the airline transportation infrastructure in the People’s Republic of China Air China Group includes Air China, Air Macau. China Eastern includes China Eastern, China Eastern Jiangsu, and China United. Source: Company reports 47

Global Airline Health

Historically, global airline traffic has doubled every 15 years and is projected to grow 5% annually over the next 5 years Large airline fleet replacement cycle will benefit ALC’s business strategy More than 95% of ALC’s customer base is outside of the United States1 49 Global Market Outlook Forecasted Passenger Volume CAGR by Major Region 2015-2020 Source: IATA October 2015 Economic Report 1 Based on each airline’s principal place of business North America Europe Asia/Pacific Latin America Middle East Africa World 4.3% 3.0% 6.4% 4.5% 4.9% 5.4% 4.9%

Airline Key Metrics 50 Growing, efficient and profitable utilization of fleets and capacity Traffic: +6.5% in 2015 Load factors: ~80% globally Utilization: +15% vs. 2003 Stable values & lease rates Profits: $20 billion and growing Parked fleet: Steady at ~3% Source: IATA Jan 2016 and Boeing, September 2015

ALC currently has 88 customers in 50 countries and maintains relationships with over 200 airlines in 70 countries We provide value to our airline customers through our order book and our fleet planning expertise Since inception ALC has placed 318 new aircraft from its order book Our order book and customer relationships have been key factors in winning lease campaigns against larger lessors Strength in Customer Relationships 51 ALC Owned Fleet by Region1 1 Shown by net book value as of March 31, 2016 Europe , 31% Asia (ex. China) , 22% China , 22% Middle East and Africa , 9% Latin America , 8% Pacific, Australia , New Zealand, 4% U.S. and Canada , 4%

ALC’s executive management maintains long standing relationships with over 200 airlines worldwide Relationships span 70 countries with limited exposure to any one airline Globally diverse placements help to mitigate financial and concentration risk Geographic Diversity 52

Top Customers Top customers by net book value, as of March 31, 2016 Note: Air France-KLM Group includes Air France, KLM, Transavia, and Transavia France Etihad Airways Partners is composed of Air Berlin, Air Serbia, Alitalia and Etihad Airways IAG is composed of British Airways, Iberia, and Vueling 1 53

Watch List ALC’s Watch List1 remains at historically low levels relative to revenue Amounts due to ALC represent less than 1% of our 2015 revenue Cash deposits on hand are significantly in excess of the amounts owed No credit losses or write-offs of bad debt since inception; No impairment charges 100% utilization 54 1 Customers who are more than 1 day late in payments

Valuation

AL Earnings Growth vs. S&P 500 December 2011 – December 2015 Air Lease: +33.5% CAGR in adj. EPS (non-GAAP) S&P 500: +4.0% CAGR in EPS (GAAP) 56 Source: S&P 500 data from Bloomberg 1 Adjusted Diluted EPS is a non-GAAP financial measure. See appendix for reconciliations to their most directly comparable GAAP measures $1.46 $2.40 $3.16 $4.03 $4.64 $0.00 $20.00 $40.00 $60.00 $80.00 $100.00 $120.00 $140.00 $160.00 $180.00 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 S&P 500 TTM EPS AL Adjusted Diluted EPS AL Adjusted Diluted EPS S&P 500 TTM EPS

ALC stock currently has a Beta of 1.50 since the beginning of 2012 Share Price Volatility 57 Share data through May 13, 2016 60.0% 80.0% 100.0% 120.0% 140.0% 160.0% 180.0% Air Lease S&P 500

Spot market annual lease yields, calculated as the market lease rate divided by half-life market values Ascend “Market” Lease Rates 58 Year 737-800 A320-200 777-300ER A330-300 2010 11.3% 11.0% 11.8% 10.8% 2011 11.1% 10.1% 11.4% 11.7% 2012 11.5% 9.7% 11.7% 11.2% 2013 11.3% 10.4% 11.2% 10.9% 2014 11.6% 11.0% 11.0% 10.8% 2015 11.1% 11.8% 11.5% 11.9% 2016 11.3% 11.4% 11.1% 10.3% 6 Year Range: 51 bps 214 bps 82 bps 152 bps Ascend Annual Lease Yield for a 3.5 Year Old Aircraft Source: Ascend, May 2016

59 Business Model: Orderbook vs. Sale Lease Back Orderbook Attractive aircraft pricing – volume discounts and launch customer pricing High barriers to entry – difficult to obtain near-term delivery positions Orderbook is a key competitive advantage – ability to provide airlines access to key delivery positions Benefit from key market intelligence gained through fleet planning activities Highly visible contracted pipeline for growth Sale Lease Back Dependent on airline pricing which is further bid up through RFP process Low barrier to entry Cost of capital is the key competitive advantage Serving as a financier to the airline rather than a fleet advisor Typically spot market dependent – lack of visibility into future of business Our Strategy: Bulk purchase discounts on young in-demand aircraft placed on long leases

Since inception, Air Lease has maintained consistent lease yields as we have grown our fleet Our core leasing business has provided long-term predictable cash flows Our rental revenues (excluding overhaul revenues) have averaged 11.5% since 2011 Consistency of ALC’s Lease Rates 1 Calculated as rental of flight equipment, net of overhaul revenue, divided by average net book value 60 11.5% 11.3% 11.6% 11.4% 11.4% 11.5% 11.8% 11.4% 11.6% 11.6% 11.6% 11.7% 11.7% 11.4% 11.6% 11.4% 11.6% 11.4% 11.4% 11.4% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Aggregate Aircraft Net Book Value ($bn) Annualized Lease Yield 1 Annual Lease Yield Aircraft Net Book Value

ALC’s yields and portfolio metrics have remained consistent Macro volatility has had minimal impact on ALC’s fleet metrics relative to the public equity trading dynamics Consistency of Air Lease’s Business 61 1 Calculated as rental of flight equipment, net of overhaul revenue, divided by average net book value 11.5% 11.3% 11.6% 11.4% 11.4% 11.5% 11.8% 11.4% 11.6% 11.6% 11.6% 11.7% 11.7% 11.4% 11.6% 11.4% 11.6% 11.4% 11.4% 11.4% 3.6 3.6 3.6 3.4 3.3 3.4 3.5 3.5 3.6 3.6 3.7 3.8 3.6 3.5 3.5 3.5 3.4 3.5 3.6 3.6 6.1 6.3 6.6 6.9 7.0 7.0 6.8 7.1 7.1 7.0 7.1 7.0 7.2 7.3 7.4 7.1 7.5 7.3 7.2 7.2 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 0% 2% 4% 6% 8% 10% 12% 14% Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Weighted Average Portfolio Metrics (years) Annualized Lease Yield 1 Annual Lease Yield Avg. Age Avg. Remaining Lease Term

ALC’s lease rate factors have remained consistent as the price of oil has fallen ALC’s Lease Rates vs. Oil 1 Calculated as rental of flight equipment, net of overhaul revenue, divided by average net book value Source: Bloomberg 62 June 2014: Oil at $105 / bbl March 2016: Oil at $38 / bbl 64% drop in oil prices 11.5% 11.3% 11.6% 11.4% 11.4% 11.5% 11.8% 11.4% 11.6% 11.6% 11.6% 11.7% 11.7% 11.4% 11.6% 11.4% 11.6% 11.4% 11.4% 11.4% $0 $20 $40 $60 $80 $100 $120 $140 0% 2% 4% 6% 8% 10% 12% 14% Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Brent Crude Oil ($ per bbl) Annualized Lease Yield 1

ALC’s lease rate factors have remained consistent as interest rates have fallen We have interest rate adjusters in the majority of our forward lease contracts which would adjust the final lease rate upward if benchmark interest rates are higher at the time of aircraft delivery ALC’s Lease Rates vs. Interest Rates 1 Calculated as rental of flight equipment, net of overhaul revenue, divided by average net book value Source: Bloomberg 63 42% decline in long-term rates Dec 2013: 10-yr rates at 3% March 2016: 10-yr rates at 1.77% 11.5% 11.3% 11.6% 11.4% 11.4% 11.5% 11.8% 11.4% 11.6% 11.6% 11.6% 11.7% 11.7% 11.4% 11.6% 11.4% 11.6% 11.4% 11.4% 11.4% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 0% 2% 4% 6% 8% 10% 12% 14% Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 10 - year Treasury Rates Annualized Lease Yield 1

Expiration Year Aircraft Type 2016 2017 2018 2019 2020 A319-100 1 1 A320-200 2 2 1 4 9 A321-200 1 1 1 1 1 A330-200 1 4 2 A330-300 1 B737-700 1 2 3 B737-800 1 4 5 10 10 B767-300ER 1 B777-200ER 1 B777-300ER 1 E190-100 1 6 10 Total Aircraft 6 11 10 28 34 ALC has minimal lease expirations per year Limited Lease Repricing Risk Scheduled Lease Expirations as of December 31, 2015 64

Superior Track Record of Aircraft Utilization 65 ALC has had a 100% utilization rate since inception Over the last 20+ years, the ALC management team has maintained a superior utilization track record 79 quarters of utilization above 99% 6 quarters where utilization fell below 99% The lowest point was post 9/11 at ~98% (single quarter) in Q4 2001. By Q1 2002, utilization was back at 100% 1 Utilization is defined as the aircraft on lease divided by total owned aircraft at time of filing Note: ALC’s management team’s track record covers performance at ALC and prior company Prior Company ALC 70% 75% 80% 85% 90% 95% 100% 105% 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

A320-200 Historical Values and Lease Rates



New Build A320-200 Market Values and Lease Rates
HL Aircraft Market Value ($mm)
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Market Lease Rate ($mm)
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
Post 9/11
-12.5%
2002 - 2005
+19.4%
2008 – 2009
-12.3%
2002 - 2008
+29.8%
2001 - 2003
-37.5%
2003 - 2008
+107.5%
2008 – 2009
-21.7%
'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16
Half-Life Market Values
Market Lease Rates



Lease Rate Factor
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
2001 - 2003
-29.9%
2003 - 2005
55.8%
2008 – 2009
-10.7%
'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16
Lease Rate Factor

Source: Ascend, May 2016

66

737-800 Historical Values and Lease Rates New Build 737-800 Market Values and Lease Rates 67 2001 – 2002 -13.9% 2008 – 2009 -10.0% 2001 – 2002 -20.9% 2008 – 2009 -20.0% 2001 – 2002 -8.1% 2008 – 2009 -11.1% Source: Ascend, May 2016 2002 – 2005 +18.2% 2002 – 2005 +41.5% 2002 – 2005 +19.7% $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 Market Lease Rate ($mm) HL Aircraft Market Value ($mm) Half-Life Market Values Market Lease Rates 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 Lease Rate Factor Lease Rate Factor

A330-300 Historical Values and Lease Rates New Build A330-300 Market Values and Lease Rates 68 2001 – 2002 -12.4% 2008 – 2009 -12.3% 2001 – 2002 -31.5% 2008 – 2009 -23.1% 2001 – 2002 -21.8% 2008 – 2009 -12.3% Source: Ascend, May 2016 2002 – 2005 +12.2% 2002 – 2005 +46.0% 2002 – 2005 +30.2% $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 $0 $20 $40 $60 $80 $100 $120 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 Market Lease Rate ($mm) HL Aircraft Market Value ($mm) Half-Life Market Values Market Lease Rates 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 Lease Rate Factor Lease Rate Factor

777-300ER Historical Values and Lease Rates New Build 777-300ER Market Values and Lease Rates 2008 – 2009 -9.7% 2008 – 2009 -5.0% 2008 – 2009 +5.3% 69 Source: Ascend, May 2016 2009 – 2011 +7.3% 2009 – 2011 +4.0% $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 Market Lease Rate ($mm) HL Aircraft Market Value ($mm) Half-Life Market Values Market Lease Rates 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 Lease Rate Factor Lease Rate Factor

Hypothetical Earnings Analysis Year Cash Flow Interest Expense Debt Repayment SG&A Sales Proceeds Total Cash Aircraft Value Debt Balance 0 (28.6) (28.6) 100.0 71.4 1 11.5 (2.5) (2.4) (0.7) 5.9 96.6 69.0 2 11.5 (2.4) (2.4) (0.7) 6.0 93.2 66.6 3 11.5 (2.3) (2.4) (0.7) 6.1 89.8 64.1 4 11.5 (2.2) (2.4) (0.7) 6.2 86.4 61.7 5 11.5 (2.2) (2.4) (0.7) 6.2 83.0 59.3 6 11.5 (2.1) (2.4) (0.7) 6.3 79.6 56.9 7 11.5 (2.0) (2.4) (0.7) 6.4 76.2 54.4 8 11.5 (1.9) (54.4) (0.7) 78.6 33.1 72.8 52.0 Inputs Purchase Rentals Expenses Sale Aircraft Cost: $ 100 Average LRF: 0.96% Interest Rate: 3.50% Holding Period (years): 8 Debt Financing: $ 71.4 Monthly Rental: $ 0.96 Depreciation Rate: 3.40% Sales Value (Gain over NBV): 8.00% Equity: $ 28.6 Annual Rental: $ 11.5 SG&A (% of lease revenues): 6.00% D/E Ratio: 2.5x IRR: 21.0% Net Present Value: $ 55.3 Asset Acquisition Cost: $ 28.6 NPV / Asset Acquisition Cost: 1.93x NPV using debt cost of 3.5% and equity cost of 12.0% for a WACC of 5.9% 70

IRR Sensitivity – Lease Rates Holding both cost of debt and an 8% gain on sale constant, the below table reflects the sensitivities of lease rate factors on IRR over an 8-year holding period 71 Monthly LRF Annual Asset Yield IRR 0.60% 7.2% 6.7% 0.65% 7.8% 8.7% 0.70% 8.4% 10.7% 0.75% 9.0% 12.7% 0.80% 9.6% 14.7% 0.85% 10.2% 16.6% 0.90% 10.8% 18.6% 0.95% 11.4% 20.6% 0.96% 11.5% 21.0% 1.00% 12.0% 22.6% 1.05% 12.6% 24.6%

IRR Sensitivity – Residual Value Holding both the cost of debt and lease rate factor constant, the below table reflects the sensitivities of gain on sale on IRR over an 8-year holding period 72 Gain (Loss) Sales Value (% of NBV) IRR -20% 80% 16.0% -15% 85% 17.0% -10% 90% 18.0% 0% 100% 19.8% 8% 108% 21.0% 10% 110% 21.3% 15% 115% 22.0% 20% 120% 22.7%

ALC’s consistent adjusted ROE1 expansion continues despite volatility in the equity markets Further ROE expansion is expected to be generated by continual execution of our business strategy Expanding ROEs 73 1 Calculated as the trailing twelve month Adjusted Net Income divided by return on average shareholders’ equity. See appendix for reconciliations to their most directly comparable GAAP measures 1 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $15 $20 $25 $30 $35 $40 $45 Jan-12 Mar-12 May-12 Jul-12 Sep-12 Nov-12 Jan-13 Mar-13 May-13 Jul-13 Sep-13 Nov-13 Jan-14 Mar-14 May-14 Jul-14 Sep-14 Nov-14 Jan-15 Mar-15 May-15 Jul-15 Sep-15 Nov-15 Jan-16 Mar-16 May-16 Adjusted ROE 1 (TTM) Share Price Share Price Adjusted ROE (TTM)

Air Lease continues to grow revenue and earnings while improving RoEs and maintaining a conservative capital structure Air Lease – Key Takeaways Contracted Growth RoE Expansion Conservative Capital Structure Our order book is a source of value and provides visibility into the future, allowing us to double in size in 5 years We have substantial forward cash flow visibility through our lease placements We are 85% placed through 2018, and currently have $20.9 billion in committed rentals We have minimal lease expiries through the next several years, further enhancing visibility We are focused on risk with no single customer greater than 10% of our revenue We expect further benefits from operating leverage as our fleet grows We expect to benefit through the refinancing of our remaining high yield debt with investment grade bonds We expect additional profits from the growth of our management business Low Debt/Equity target of 2.5x We have substantial liquidity of $2.6 billion Large unencumbered asset base $10.6 billion 80% target fixed rate debt Rated BBB- (positive) from S&P and A- (stable) from Kroll 74 Data as of December 31, 2015

Q&A

Appendix

Appendix – Non-GAAP Reconciliations 77 Air Lease Corporation and Subsidiaries QUARTERLY CONSOLIDATED STATEMENTS OF INCOME (In thousands, except share amounts) Year Ended December 31, (in thousands, except share and per share data) Q1 2016 Q1 2015 2015 2014 2013 2012 2011 Reconciliation of net income to adjusted net income: Net income $ 92,858 $ 19,332 $ 253,391 $ 255,998 $ 190,411 $ 131,919 $ 53,232 Amortization of debt discounts and issuance costs 7,161 7,682 30,507 27,772 23,627 16,994 9,481 Stock-based compensation 3,239 3,146 17,022 16,048 21,614 31,688 39,342 Settlement 72,000 72,000 - - - - Insurance recovery on settlement (3,250) - (4,500) - - - - Provision for income taxes 51,133 10,642 139,562 138,778 103,031 72,054 29,609 Adjusted net income $ 151,141 $ 112,802 $ 507,982 $ 438,596 $ 338,683 $ 252,655 $ 131,664 Assumed conversion of convertible senior notes 1,454 1,433 5,806 5,811 5,783 5,627 560 Adjusted net income plus assumed conversions $ 152,595 $ 114,235 $ 513,788 $ 444,407 $ 344,466 $ 258,282 $ 132,224 Total revenues $ 343,328 $ 278,315 $ 1,222,840 $ 1,050,493 $ 858,675 $ 655,746 $ 336,741 Weighted-average diluted shares outstanding 110,563,526 110,558,709 110,628,865 110,192,771 108,963,550 107,656,463 90,416,346 Adjusted net income margin 44.4% 40.5% 41.7% 41.8% 39.4% 38.5% 39.1% Adjusted diluted earnings per share $ 1.38 $ 1.03 $ 4.64 $ 4.03 $ 3.16 $ 2.40 $ 1.46

Appendix – Non-GAAP Reconciliations 78 Air Lease Corporation and Subsidiaries QUARTERLY CONSOLIDATED STATEMENTS OF INCOME (In thousands, except share amounts) Year Ended December 31, (in thousands, except share and per share data) Q1 2016 LTM 2015 2014 2013 2012 2011 Reconciliation of net income to adjusted net income: Net income $ 326,917 $ 253,391 $ 255,998 $ 190,411 $ 131,919 $ 53,232 Amortization of debt discounts and issuance costs 29,986 30,507 27,772 23,627 16,994 9,481 Stock-based compensation 17,115 17,022 16,048 21,614 31,688 39,342 Settlement 72,000 - - - - Insurance recovery on settlement (7,750) (4,500) - - - - Provision for income taxes 179,528 139,562 138,778 103,031 72,054 29,609 Adjusted net income $ 545,796 $ 507,982 $ 438,596 $ 338,683 $ 252,655 $ 131,664 Average shareholders' equity $ 2,944,794 $ 2,895,987 $ 2,647,748 $ 2,428,028 $ 2,254,452 $ 1,700,609 Adjusted net income return on average equity (LTM) 18.5% 17.5% 16.6% 13.9% 11.2% 7.7%

Appendix – Cash Flow Coverage Calculations ($ in millions) December 31, 2015 Minimum Future Lease Rentals from Operating Leases Years ending December 31, 2016 $ 1,236 2017 1,190 2018 1,155 2019 1,092 2020 927 Thereafter 3,265 Total Future Minimum Rentals A $ 8,864 Total Debt B $ 7,712 Shareholders' Equity C $ 3,020 Net Book Value of Aircraft D $ 10,813 Gross Debt / Equity 2.55x NBV of Aircraft / Equity 3.58x Min Rentals / NBV of Aircraft 82% Residual Fleet Value / Equity (D-A) / C 65% Contracted Cash Flows / Debt A / B 115% 79